Amana Income Fund

Investor	(AMANX)
Institutional	(AMINX)

September 25, 2013

SUMMARY PROSPECTUS

Before you invest, you may want to review Amana Income Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareowners, online at www.amanafunds.com/prospectus. You can also get this information at no cost by calling 1-888/73-AMANA or by sending an e-mail request to info@amanafunds.com. The Fund’s prospectus and statement of additional information, both dated September 25, 2013, and most recent report to shareowners, dated May 31, 2013, are incorporated by reference into this Summary Prospectus.

Amana Income Fund

Investment Objective

Current income and preservation of capital, consistent with Islamic principles. Current income is its primary objective.

Fees and Expenses

This section describes the fees and expenses that you may pay if you buy and hold shares of the Income Fund.

Shareowner Fees

There are no fees that shareowners pay directly from their investments, such as charges for purchases, redemptions, and exchanges of shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Income Fund Investor Shares	AMANX
Management Fees	0.86%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.08%
Total Annual Fund Operating Expenses	1.19%

Income Fund Institutional Shares	AMINX
Management Fees	0.86%
Other Expenses	0.08%
Total Annual Fund Operating Expenses	0.94%

Example

The example below is intended to help investors compare the cost of investing in shares of the Income Fund with the cost of investing in other mutual funds.

The example assumes an investor invests $10,000 in shares of the Income Fund for the time periods indicated and then redeems all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions an investor's expenses would be:

1 year	3 years	5 years	10 years
Income Fund Investor Shares			AMANX
$121	$378	$654	$1,443
Income Fund Institutional Shares			AMINX
$96	$300	$520	$1,155

Portfolio Turnover

The Income Fund may pay transaction costs when it buys and sells securities (or "turns over" its portfolio). The Fund generally buys and sells securities through Saturna Brokerage Services, Inc., a wholly-owned subsidiary of Saturna Capital Corporation, which presently charges no commissions on portfolio trades. A higher portfolio turnover rate may indicate higher transaction costs and may result in taxable distributions. Personal income taxes, which are not reflected in annual fund operating expenses or in the example, affect your after-tax returns. During the most recent fiscal year, the Fund's portfolio turnover rate was 1% of the average value of its portfolio.

Principal Investment Strategies

The Income Fund invests mainly in common stocks, including foreign stocks. Investment decisions are made in accordance with Islamic principles. Generally, Islamic principles require that investors share in profit and loss, that they receive no usury or interest, and that they do not invest in a business that is prohibited by Islamic principles. Some of the businesses not permitted are liquor, wine, casinos, pornography, insurance, gambling, pork processing, and interest-based banks or finance associations.

The Income Fund does not make any investments that pay interest. In accordance with Islamic principles, the Fund shall not purchase conventional bonds, debentures, or other interest-paying obligations of indebtedness. Fixed-income investments conforming to Islamic principles, known as sukuk or Islamic bonds, are permitted. Islamic principles discourage speculation, and the Fund tends to hold investments for several years.

The Income Fund diversifies its investments across industries and companies, and generally follows a large-cap value investment style. Common stock purchases are restricted to dividend-paying companies, which are expected to have more stable stock prices and tend to be larger companies.

It is the policy of the Income Fund, under normal circumstances, to invest at least 80% of its assets in income-producing securities, primarily dividend-paying common stocks. The Income Fund may invest in foreign securities.

Principal Risks of Investing

The value of Income Fund shares rises and falls as the value of the securities in which the Fund invests goes up and down. Consider investing in the Fund only if you are willing to accept the risk that you may lose money. Fund share prices, yields, and total returns will change with the fluctuations in the securities markets as well as the fortunes of the industries and companies in which the Fund invests.

Amana Income Fund

The Income Fund's restricted ability to invest in certain market sectors, such as financial companies and conventional fixed-income securities, limits opportunities and may increase the risk of loss during economic downturns. Because Islamic principles preclude the use of interest-paying instruments, cash reserves do not earn income.

The Income Fund may invest in securities that are not traded in the United States when market conditions or investment opportunities arise that, in the judgement of the adviser (Saturna Capital Corporation), warrant such investment. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of US issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) currency devaluation; (4) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; (5) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation or confiscation of assets; and (6) differing reporting, accounting, and auditing standards of foreign countries.

Performance

Annual Total Return

The following bar chart presents the calendar year total returns of the Income Fund Investor shares before taxes. The bar chart provides an indication of the risks of investing in the Fund by showing changes in performance from year to year. A fund's past performance (before and after taxes) is not a guarantee of how a fund will perform in the future.

Performance data current to the most recent month-end and quarter-end are available on www.amanafunds.com.

Best Quarter	Q4 2003	16.39%
Worst Quarter	Q3 2011	-14.15%
The year-to-date return as of the most recent calendar quarter (which ended June 30, 2013) was 12.33%.

Average Annual Total Returns

The table below presents the average annual returns for the Income Fund and provides an indication of the risks of investing in the Fund by showing how the Fund's average annual returns for 1, 5, and 10 years compare to those of a broad-based market index.

	Periods ended December 31, 2012
	1 Year	5 Years	10 Years
Income Fund Investor Shares		AMANX
Return before taxes	9.65%	3.46%	11.06%
Return after taxes on distributions	9.37%	3.24%	10.78%
Return after taxes on distributions and sale of Fund shares	8.16%	2.91%	9.74%
Income Fund Institutional Shares		AMINX
Income Fund Institutional shares began operations on September 25, 2013 (the date of this prospectus) and do not yet have returns to report.
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	16.00%	1.66%	7.09%

Amana Income Fund

After-tax performance is shown only for Investor shares. After-tax returns for Income Fund Institutional shares may vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor's tax situation and likely differ from those shown. After-tax illustrations are not relevant to retirement plans, corporations, trusts, or other investors that are taxed at special rates.

Investment Adviser

Saturna Capital Corporation is the Income Fund's investment adviser.

Portfolio Managers

Since 1990, Mr. Nicholas Kaiser, chairman of Saturna Capital Corporation, has been primarily responsible for the day-to-day management of the Income Fund. Since 2012, Mr. Scott Klimo, director of research at Saturna Capital Corporation, has been the deputy portfolio manager for the Fund.

Purchase and Sale of Fund Shares

You may open an account and purchase Income Fund Investor shares by sending a completed application, a photocopy of a government-issued identity document, and a check for $250 or more ($100 under a group or retirement plan) payable to the Income Fund.

Income Fund Institutional shares are available for purchase with an initial minimum investment of $100,000. Financial advisers and other intermediaries may aggregate client orders to meet the $100,000 initial minimum investment.

Shareowners may purchase additional shares at any time in minimum amounts of $25.

Shareowners may redeem shares of their investment on any business day by these methods:

Written request

Write:
Amana Mutual Funds
Box N
Bellingham, WA 98227-0596

Or Fax: 360/734-0755

Telephone request

Call: 888/732-6262 or 360/734-9900

Tax Information

Distributions you receive from the Fund may be taxed as ordinary income, qualified dividend income, or capital gains.

Financial Intermediary Compensation

If you purchase the Income Fund through a broker-dealer or other financial intermediary (such as a bank or investment adviser), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your broker-dealer or other financial intermediary's website for more information.

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